                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. N/A)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            LANIER BANKSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

     [_]  Fee paid previously with preliminary materials.

     [_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                            LANIER BANKSHARES, INC.
                             854 Washington Street
                          Gainesville, Georgia 30501
                                (770) 536-2265


                                March 24, 1999



To the Shareholders of Lanier Bankshares, Inc.:

   You are cordially invited to attend the annual meeting of shareholders of Lanier Bankshares, Inc. (the "Company") to be held at Lanier National Bank, 854 Washington Street, Gainesville, Georgia, on Wednesday, April 21, 1999 at 5:00 p.m. The official Notice of the Meeting, the Proxy Statement of management of the Company and the Company's Annual Report to Shareholders accompany this letter.

   The principal business of the meeting will be to elect three Class III directors to serve for a three-year term until 2002 and to review the operations of the Company and its wholly-owned subsidiaries, Lanier National Bank and Lanier Data Corporation, for the past year.

   We cannot take any action at the meeting unless the holders of a majority of the outstanding shares of Common Stock of the Company are represented, either in person or by proxy. Therefore, whether or not you plan to attend the meeting, please mark, date, and sign the enclosed proxy card, and return it to Reliance Trust Company in the envelope provided as soon as possible.

                                    Sincerely,



                                    Joseph D. Chipman, Jr.
                                    President and
                                    Chief Executive Officer

                            LANIER BANKSHARES, INC.
                             854 Washington Street
                          Gainesville, Georgia 30501
                                (770) 536-2265



                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 21, 1999



To the Shareholders of Lanier Bankshares, Inc.:

   The Annual Meeting of Shareholders of Lanier Bankshares, Inc. (the "Company") will be held on Wednesday, April 21, 1999, at 5:00 p.m. at Lanier National Bank, 854 Washington Street, Gainesville, Georgia, for the following purposes:


   (1) To elect three persons to serve as Class III directors of the Board of Directors; and

   (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on March 12, 1999, as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting.

   To ensure the greatest number of shareholders will be present either in person or by proxy, we ask that you mark, date, sign, and return the enclosed proxy card as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and cast your vote in person. You may revoke your proxy at any time before the proxy is exercised.


                    By Order of the Board of Directors,



                    Susan R. Bell
                    Corporate Secretary


March 24, 1999

                            LANIER BANKSHARES, INC.
                             854 Washington Street
                          Gainesville, Georgia 30501
                                (770) 536-2265


            ______________________________________________________

                    PROXY STATEMENT FOR 1999 ANNUAL MEETING

            ______________________________________________________


                                 VOTING
                                 ------

   The Board of Directors of Lanier Bankshares, Inc. (the "Company") is furnishing this Proxy Statement in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders to be held on Wednesday, April 21, 1999, and at any adjournments thereof. In addition to this solicitation by mail, the officers and employees of the Company and its wholly-owned subsidiary, Lanier National Bank (the "Bank"), without additional compensation, may solicit Proxies in favor of the Proposal, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward Proxy solicitation material to the beneficial owners of the shares, where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The Company will bear the costs of solicitation of Proxies for the Annual Meeting.

   This Proxy Statement and the proxy card are first being mailed to shareholders on or about March 24, 1999. If the enclosed proxy card is properly executed, returned, and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the proxy card is signed and returned but specifications are not made, the proxy will be voted FOR the election of the nominees to the Board of Directors.

   You can revoke your proxy at any time before it is voted by delivering to Susan R. Bell, Corporate Secretary of the Company, at the main office of the Company, either written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

   The Board of Directors has fixed the close of business on March 12, 1999 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting. As of the close of business on the record date, the authorized common stock, $1.00 par value (the "Common Stock"), of the Company consisted of 10,000,000 shares, with 1,200,000 shares issued and outstanding. Each issued and outstanding share is entitled to one vote.

   Directors are elected by a plurality of the shares present in person or by proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote.

   Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Annual Meeting.


                       DIRECTORS AND EXECUTIVE OFFICERS
                       --------------------------------

                             Election of Directors
                             ---------------------

   The Company's Articles of Incorporation provide that the Company's Board of Directors is divided into three classes, Class I, Class II, and Class III, each of which is as nearly equal in number as possible. The directors in each class hold office for staggered terms of three years each. The Board recommends that the shareholders elect the nominees identified below as Director Nominees. The following table sets forth for each nominee and each continuing director: (a) his name, (b) his age at December 31, 1998, (c) how long he has been a director of the Company, (d) his position(s) with the Company and the Bank, and (e) his principal occupation and recent business experience.


                         CLASS III  DIRECTOR NOMINEES
                       For Three-Year Term Expiring 2002

                                    Director
Name and Age                         Since    Positions with the Company and Business Experience
----------------------------------  --------  --------------------------------------------------

Carlton W. Rogers, Sr., (51)          1988    Agent, Turner, Wood & Smith Insurance Center.

Stewart Teaver, (43)                  1994    Principal, City Plumbing & Electric Company;
                                              Principal, Area Realty Company.

Michael Wilson, (43)                  1994    Real Estate Developer; Principal, Whitmire &
                                              Wilson Properties.

                        CLASS I - CONTINUING DIRECTORS
                              Term Expiring 2000


                                                   Director
Name and Age                                       Since            Positions with the Company and Business Experience
------------                                       --------         --------------------------------------------------

John W. Browning, III, M.D., (54)                    1988           Physician and Partner of Longstreet Clinic;
                                                                    Chairman Northeast Georgia Health Associates

Joseph D. Chipman, Jr., (53)                         1988           President and Chief Executive Officer of the
                                                                    Company and of the Bank since 1989; Chairman
                                                                    of Lanier Data Corporation from 1992 until
                                                                    present.

C. Edmondson Daniel, (53)                            1988           Chairman of the Board of the Company and of the
                                                                    Bank; President and CEO of Carroll Daniel
                                                                    Construction Company since July 1969.


                        CLASS II - CONTINUING DIRECTORS
                              Term Expiring 2001

                                                   Director
Name and Age                                       Since            Positions with the Company and Business Experience
------------                                       --------         --------------------------------------------------

J. Austin Edmondson, (59)                            1988           Principal, Georgia Chair Company since 1963;
                                                                    Principal, Georgia Plastic Company.

Jerry D. Jackson, (57)                               1988           Real Estate Developer; Partner, Mundy Mill
                                                                    Properties; Partner, Woodfield Properties;
                                                                    Partner, Lanier Car Wash.

R. Thomas Jarrard, (55)                              1988           Attorney, Carey, Jarrard and Walker, since 1972.


                              Executive Officers
                              ------------------

     Joseph D. Chipman, Jr., Jeffrey D. Hunt and Ricky H. Pugh are executive officers of the Company. Mr. Chipman has served as President and Chief Executive Officer of the Company and the Bank since 1989. Mr. Chipman has served as Chairman of Lanier Data Corporation since 1992.

     Mr. Hunt has served as Senior Vice President-Operations of the Company and the Bank since 1989 and President of Lanier Data Corporation since 1992. Mr. Hunt is 46 years old.

     Mr. Pugh was appointed as Executive Vice President of the Company on April 17, 1996. Mr. Pugh also serves as Executive Vice President of the Bank. Mr. Pugh is 44 years old.



                     MEETINGS AND COMMITTEES OF THE BOARD
                     ------------------------------------

     During the year ended December 31, 1998, the Board of Directors of the Company held 6 meetings. All incumbent directors attended at least 75% of the meetings of the Boards of Directors of the Company except for Mr. Browning and Mr. Rogers who each attended four of the meetings.

     Additionally during the year ended December 31, 1998, the Board of Directors of the Bank held 12 meetings. The directors of the Bank are the same as those of the Company.

     The Board of Directors of the Company has no audit, compensation or nominating committees. The Board of Directors will consider shareholders' nominations of individuals to serve as directors if information concerning such nominees, including the person's name and a description of his or her qualifications is furnished in writing to the Chairman of the Board of the Company.


               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
               ------------------------------------------------

                            Chief Executive Officer
                            -----------------------

     The following tables set forth certain information relating to various forms of compensation paid or granted to the Company's chief executive officer in fiscal years 1998, 1997 and 1996.

                          SUMMARY COMPENSATION TABLE

     The following table presents the total compensation the Company paid during fiscal years 1998, 1997 and 1996 to its chief executive officer.

===========================================================================================================================

                                     Annual Compensation                                      Long Term Compensation
                            --------------------------------------------  -------------------------------------------------
                                                                                   Awards                Payouts
                                                                          ----------------------  -------------------------
                                                               Other      Restricted                              All
                                                              Annual         Stock     Options/     LTIP         Other
                                      Salary      Bonus    Compensation     Awards       SARs     Payouts   Compensation/(1)/
Name and Position           Year       ($)         ($)          ($)           ($)         (#)       ($)           ($)
-------------------------  -------  ----------  ---------  -------------  -----------  ---------  --------  ---------------
Joseph D. Chipman, Jr.,     1998      122,300     20,000         0              0           0         0          9,600
President and Chief
Executive Officer

                            1997      115,000     13,000         0              0           0         0          8,288


                            1996      112,000     13,000         0              0           0         0          7,500

==========================================================================================================================

/(1)/Consists of the Company's contributions to Mr. Chipman's account under the Company's Profit-Sharing Plan.

                       OPTION GRANTS IN FISCAL YEAR 1998

     The Company granted no stock options during fiscal year 1998. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal year 1998.

     Additionally, Mr. Chipman did not exercise any options to purchase shares of the Company's Common Stock during 1998.

                         FISCAL YEAR-END OPTION VALUES

     The following table presents information regarding the value of Mr. Chipman's unexercised options held at December 31, 1997. The information presented in the following table and in the footnotes to the table reflects a two for one stock split of the Company's Common Stock, which was issued on April 22, 1998.


                                                                       Number of              Value of Unexercised
                                                                       Unexercised                In-the-Money
                                                                       Options at                  Options at
                                 Shares                              Fiscal Year End             Fiscal Year End
                                Acquired            Value                  (#)                         ($)
                              on Exercise         Realized            Exercisable/                Exercisable/
           Name                   (#)                ($)              Unexercisable               Unexercisable
--------------------------  ----------------  -----------------  -----------------------  -----------------------------
   Joseph D. Chipman, Jr.          0                  0              16,000/4,000(1)          $193,000(2)/$42,000(2)


----------------
(1) The unexercisable options, granted as of December 28, 1995, become exercisable in 20% increments (2,000 shares) annually beginning December 28, 1996 at an exercise price of $7.50 per share. Mr. Chipman has 10,000 shares of immediately exercisable options at an exercise price of $5.00 per share pursuant to options granted on February 22, 1990, which options became exercisable in 20% increments on the anniversary of the date of the grant.

(2) At December 31, 1998, the per share fair market value of the Company's Common Stock ($18.00 per share) exceeded the per share exercise price of the exercisable options ($5.00 per share as to 10,000 shares and $7.50 per share as to 6,000 shares) by $13.00 per share and $10.50 per share, respectively. Additionally, at December 31, 1998, the per share fair market value exceed the per share exercise price of the unexercisable options by 10.50 per share. Fair market value is based on the Company's book value per share at December 31, 1998.


                                 Director Compensation
                                 ---------------------

     The Company pays $275 per month to each director for each board meeting attended and $100 for each committee meeting attended, not to exceed $200 per month, regardless of extra meetings attended. Inside directors receive board meeting fees but no committee fees.

     The Bank maintains the Director's Indexed Fee Continuation Program (the "Directors Plan"). All members of the Board of Directors of the Bank are eligible to participate in the Directors Plan. The Directors Plan is intended to provide certain post-retirement payments upon each participant's retirement or, in the event of his or her death while on the Board of Directors of the Bank, to a designated beneficiary. The Directors Plan provides for two types of retirement payments to be paid to a participant if he or she continues to serve as a director with the Bank until age 60. As to each participant, the amounts of both income streams are determined by reference to the earnings of life insurance policies purchased or purchasable on the lives of all participating directors. Any insurance policies actually purchased are owned by the Bank. A participant's interest in the earnings on the life insurance policies is measured by the extent to which that director's share of the annual earnings on the policies exceed the Bank's cost of funds in acquiring and maintaining the policies in force and effect (the "Excess Earnings"). A director's share of Excess Earnings is determined by dividing any Excess Earnings amount by the number of directors participating in the Directors Plan as of the December 31 preceding the date of the calculation.

     One of the retirement income streams provided by the Directors Plan provides for a payment of 15 equal annual installments commencing 30 days following the participant's retirement from the Board of Directors of the Bank at or after age 60, which will represent payment of the aggregate Excess Earnings achieved by the insurance policies until that participant's retirement. Those Excess Earnings are credited to bookkeeping accounts that track each participant's interest in his or her Excess Earnings. The other retirement income stream provides for annual post-retirement payments until the participant's death based upon the Excess Earnings achieved by the insurance policies each year following the participant's retirement. If a participant ceases to serve upon the Board of Directors of the Bank prior to attainment of retirement age, other than for cause, he or she is entitled to a portion of the benefits that would otherwise be payable upon retirement, depending upon the participant's number of years of Board service with the Bank. In the event of a participant's death prior to retirement, the beneficiary designated by that participant will be entitled to receive the vested portion of the amount then credited to the participant's account. In the event any participant's Board service ceases following a change of control, the participant is to receive benefits commencing at age 60 as if he or she had retired.

     The Directors Plan also allows each director of the Bank to defer receipt of director fees otherwise payable and to have those amounts credited to a deferred compensation account. A maximum of $5,000 in fees may be deferred annually for up to 10 years. Each deferred compensation account is credited with an earnings factor equal to the greater of 7% or the then applicable 6-month Treasury rate. The account balance is paid to the director upon cessation of his or her service upon the Board for any reason. All amounts credited to a director under the Directors Plan represent unsecured obligations of the Bank. Each insurable member of the Board of Directors of the Bank is also a party to an agreement with the Bank which provides a net death benefit to his or her designated beneficiary upon the director's death. Pursuant to the terms of each agreement, the Bank has purchased an insurance policy paying a death benefit and pays the premiums required by the terms of the policy. Each director is taxed annually on the value of the life insurance coverage provided to him or her under this arrangement. Under the terms of each agreement, upon the director's death, the beneficiary designated by the director will receive 80% of the result that remains after the death benefit proceeds are reduced first by the policy's then cash surrender value. This agreement remains in effect until a director's death and will terminate earlier only if the parties mutually agree.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of December 31, 1998 by (a) each director of the Company, (b) each executive officer, (c) each person who is not a director of the Company and who beneficially owned 5% or more of the outstanding shares of Common Stock to the best information and knowledge of the Company, and (d) all executive officers and directors as a group. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his shares.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Exchange Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days from the Company's record date. The footnotes to the table indicates how many shares each person has the right to acquire within 60 days of March 12, 1999. The shares of the Company which are issuable to a person listed below upon exercise of the vested portion of the outstanding options are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by that person.

                                                Amount
                                             and Nature of        Percent
     Name and Address                     Beneficial Ownership    of Class
     ----------------                     --------------------    --------

  (a)  Directors
       ---------

     John W. Browning, III, M.D.                42,590              3.5%
     873 Glenwood Drive, N.E.
     Gainesville, Georgia

     Joseph D. Chipman, Jr.                     87,820/(1)/         7.2%
     130-C John Morrow Parkway, #131
     Gainesville, Georgia

     Lewis W. Coker                             56,600/(2)/         4.7%
     1999 Watauga Drive
     Gainesville, Georgia

                                          Amount
                                      and Nature of               Percent
     Name and Address              Beneficial Ownership           of Class
     ----------------              --------------------           --------

     C. Edmondson Daniel                  35,950                    3.0%
     1484 Heritage Place
     Gainesville, Georgia

     J. Austin Edmondson                  32,840                    2.7%
     1474 Burns Drive
     Gainesville, Georgia

     Jerry D. Jackson                     39,034/(3)/               3.3%
     P.O. Box 7275
     Chestnut Mountain, Georgia

     R. Thomas Jarrard                    41,000/(4)/               3.4%
     P.O. Box 2522
     Gainesville, Georgia

     Carlton W. Rogers, Sr.               13,100                    1.1%
     P.O. Box 1058
     Gainesville, Georgia

     Stewart Teaver                       31,508/(5)/               2.6%
     1160 Antioch Road
     Gainesville, Georgia

     Michael Wilson                        2,500                    0.2%
     2625 Pemmican Run
     Gainesville, Georgia

(b)  Executive Officers*
     -------------------

     Jeffrey D. Hunt                      16,712/(6)/              1.4%
     426 Wisherd Lane
     Cleveland, Georgia


     Ricky H. Pugh                        16,540/(7)/              1.4%
     2434 Basin Drive
     Gainesville, Georgia

                                                Amount
                                             and Nature of        Percent
   Name and Address                      Beneficial Ownership    of Class
   ----------------                      --------------------    --------

  (c)  Non-Director, 5% Beneficial Owners
       ----------------------------------

     Henry W. Wallis, Jr.                        80,000             6.7%
     60 Club Drive
     Gainesville, Georgia


  (d)  All Directors, Executive Officers         496,194            40.1%
       ---------------------------------
       and Non-Director, 5% Beneficial
       -------------------------------
       Owners as a Group
       -----------------

-----------------
    /(1)/ Consists of (a) 65,600 shares owned directly by Mr. Chipman, (b) 4,600 owned by his spouse as to which beneficial ownership is shared, (c) 1,620 shares owned by Mr. Chipman's sons as to which beneficial ownership is shared, (d) 16,000 shares of immediately exercisable options.

    /(2)/ Consists of (a) 6,400 shares owned directly by Mr. Coker, (b) 32,200 shares owned by Lewis W. Coker Enterprises, as to which beneficial ownership is shared, and (c) 18,000 shares owned by Coker Equipment Co., as to which beneficial ownership is shared.

    /(3)/ Consists of (a) 18,200 shares directly owned by Mr. Jackson, (b)
          20,534 shares owned jointly by Mr. Jackson and his spouse, and (c) 300 shares owned by Mr. Jackson's spouse, as to which beneficial ownership is shared.

    /(4)/ Consists of (a) 37,000 shares directly owned by Mr. Jarrard, and (b)
          4,000 shares owned jointly by Mr. Jarrard and his spouse.

    /(5)/ Consists of (a) 6,838 shares owned directly by Mr. Teaver, (b) 4,492 shares held by Mr. Teaver as custodian for his son, as to which beneficial ownership is shared, (c) 4,500 held by Mr. Teaver as custodian for his daughter, as to which beneficial ownership is shared, (d) 8,840 shares held jointly by Mr. Teaver and his spouse, and (e) 6,838 shares held by Mr. Teaver's spouse, as to which beneficial ownership is shared.

    /(6)/ Consists of (a) 6,012 shares owned directly by Mr. Hunt, (b) 200 shares as custodian for his children, and (c) 10,500 shares in immediately exercisable options.

    /(7)/ Consists of (a) 3,000 shares owned directly by Mr. Pugh, (b) 1,140 shares held by Mr. Pugh's spouse, as to which beneficial ownership is shared, (c) 200 shares held by Mr. Pugh as custodian for his son, as to which beneficial ownership is shared, (d) 200 shares held by Mr. Pugh as custodian for his other son, as to which beneficial ownership is shared, and (e) 12,000 shares in immediately exercisable options.

     *    Note:  Mr. Chipman is also an Executive Officer of the Company.

                         COMPLIANCE WITH SECTION 16(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                    --------------------------------------

     Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's securities. Based on the Company's review of the Section 16 Reports furnished to the Company by its Reporting Persons, Mr. Chipman filed late three Forms 4, reporting one transaction each. These three transactions were reported on a Form 5 filed by Mr. Chipman on February 16, 1999. Additionally, Mr. Hunt filed late one Form 4, reporting one transaction. This transaction was reported on a Form 5 filed by Mr. Hunt on February 16, 1999.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                ----------------------------------------------

     The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management of the Bank, such banking transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.

     The Bank completed construction of its new branch located at Quillian's Corner in May 1998. The Bank hired Carroll Daniel Construction Company along with JBA Architects, Inc. to construct the branch building. C. Edmondson Daniel, Chairman of the Board of Directors of the Company and the Bank, is President and Chief Executive Officer of Carroll Daniel Construction Company. The total expenditure paid to Carroll Daniel Construction Company for the construction of the Quillian's Corner branch was $457,336. The terms of the contracts were, in the opinion of the Bank, at least as favorable to the Bank as terms available from unrelated third parties.


                        INDEPENDENT PUBLIC ACCOUNTANTS
                        ------------------------------

     Mauldin & Jenkins, LLC is the accounting firm responsible for preparing an audited report of the Company's financial statements. Mauldin & Jenkins has acted as the Company's accounting firm for four years. A representative from Mauldin & Jenkins is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS
                             ---------------------

     Any shareholder proposal intended for inclusion in the Company's proxy material for the 2000 Annual Meeting of Shareholders must be received at the principal offices of the Company not later than December 3, 1999.


                                 OTHER MATTERS
                                 -------------

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.


March 24, 1999

                            LANIER BANKSHARES, INC.
                                     PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 21, 1999

     The undersigned hereby appoints Joseph D. Chipman, Jr. and Susan R. Bell as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of Lanier Bankshares, Inc., 854 Washington Street, Gainesville, Georgia, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at Lanier National Bank, 854 Washington Street, Gainesville, Georgia, on Wednesday, April 21, 1999 at 5:00 p.m., and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL: To elect Carlton W. Rogers, Sr., Stewart Teaver and Michael Wilson as Class III members of the Board of Directors, as described in the Proxy Statement.

        [_]  FOR all nominees listed above    [_]  WITHHOLD AUTHORITY
             (except as indicated to the           to vote for all nominees
             contrary below).                      listed above.

        INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, but write that nominee's name in the space below.

       __________________________________________________________________

      DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
                   WHICH MAY COME BEFORE THE ANNUAL MEETING.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY
               IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

     If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:                           , 1999
                                    ---------------------------
                                    (Be sure to date your Proxy)


                              -----------------------------------------
                              Name(s) of Shareholder(s)


                              -----------------------------------------
                              Signature(s) of Shareholder(s)

     Please mark, date, and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary.

                   PLEASE RETURN PROXY AS SOON AS POSSIBLE.